SHAREHOLDERS AGREEMENT
                                     between
                  CENTURY CASINOS AFRICA (PROPRIETARY) LIMITED
               CALEDON OVERBERG INVESTMENTS (PROPRIETARY) LIMITED
                      OVERBERG EMPOWERMENT COMPANY LIMITED
                          THE OVERBERG COMMUNITY TRUST
                                       and
                CALEDON CASINO BID COMPANY (PROPRIETARY) LIMITED



TABLE OF CONTENTS
                   PART I - INTRODUCTORY                                                                       1
                   2        INTRODUCTION                                                                       7
                   3        SUSPENSIVE CONDITIONS                                                              8
                   PART 11 - THE COMPANY                                                                       9
                   4        THE COMPANY                                                                        9
                   5        GENERAL COMPANY AFFAIRS                                                            9
                   6        MEMORANDUM AND ARTICLES OF ASSOCIATION                                            10
                   7        OBJECT OF THE COMPANY                                                             10
                   PART III - SHAREHOLDINGS                                                                   11
                   8        SHAREHOLDING                                                                      11
                   9        PRE-EMPTIVE RIGHTS                                                                11
                   10       COME-ALONG                                                                        17
                   11       TAG ALONG                                                                         18
                   12       FORCED SALES                                                                      19
                   13       DILUTION                                                                          23
                   PART IV - CORPORATE GOVERNANCE                                                             24
                   14       DIRECTORS OF THE COMPANY                                                          24
                   15       MEETINGS OF SHAREHOLDERS                                                          27
                   PART V - BUSINESS OF THE COMPANY                                                           28
                   16       CONDUCT OF THE BUSINESS OF THE COMPANY                                            28
                   17       FUNDING REQUIREMENTS OF THE COMPANY                                               28
                   18       BASIS OF ACCOUNTING FOR THE CASINO BUSINESS                                       31
                   PART VI - GENERAL                                                                          31
                   19       CESSION                                                                           31
                   20       PERFORMANCE                                                                       31



               21    ARBITRATION                                                                              31
               22    DOMICILIUM AND NOTICES                                                                   34
               23    GENERAL                                                                                  36
               24    GOVERNING LAW AND JURISDICTION                                                           37
               25    LEGAL COSTS                                                                              37

                   ANNEXURES

                   ANNEXURE A                                              RIGHTS ATTACHING TO PREFERENCE SHARES

                   ANNEXURE B                                              NO ANNEXURE APPLICABLE

                   ANNEXURE C                                           AMOUNTS TO BE DISTRIBUTED TO PREFERENCE
                                                                                             SHAREHOLDERS

SHAREHOLDERS  AGREEMENT


between
CENTURY  CASINOS  AFRICA  (PROPRIETARY)  LIMITED
CALEDON  OVERBERG  INVESTMENTS  (PROPRIETARY)  LIMITED
OVERBERG  EMPOWERMENT  COMPANY  LIMITED
THE  OVERBERG  COMMUNITY  TRUST
and
CALEDON  CASINO  BID  COMPANY  (PROPRIETARY)  LIMITED

PART  I  -  INTRODUCTORY

1 In this agreement, clause headings are for convenience and shall not be used in its interpretation and, unless the context clearly indicates a contrary intention, -
1.1         an  expression  which  denotes  -

1.1.1         any  gender  includes  the  other  genders;

1.1.2 a natural person includes an artificial or juristic person and vice versa;

1.1.3         the  singular  includes  the  plural  and  vice  versa;

1.2 the following expressions shall bear the meanings assigned to them below and cognate expressions bear corresponding meanings -

1.2.1 "Act" - the Companies Act, 61 of 1973, as amended;

1.2.2 "the/this agreement" - the agreement as set out herein, together with all its annexures, as amended from time to time;

1.2.3 "auditors" - the auditors of the company as appointed by the company at its annual general meeting from time to time;

1.2.4 "board" - the board of directors of the company from time to time;

1.2.5 "business" - the business to be conducted by the company from time to time, being all business activities relating to, associated with or connected to or furthering the Caledon Casino, Hotel & Spa Resort;

1.2.6 "business day" - any calendar day, other than a Saturday, Sunday or official public holiday in the Republic of South Africa;

1.2.7 "Century" - Century Casino Africa (Proprietary) Limited, a private company with limited liability duly incorporated in the Republic of South Africa with registration number [96/10501/07];

1.2.8 "CCI" - Century Casinos Incorporated, a company incorporated in the State of Delaware , United States of America;

1.2.9       "COIL" - Caledon Overberg Investments (Proprietary) Limited, a
                     private company with limited liability duly incorporated in the Republic of South Africa with registration number [96/06728/07];

1.2.10 "company" and/or "Bidco" - Caledon Casino Bid Company (Proprietary) Limited, a private company with limited liability duly incorporated in the Republic of South Africa with registration number [96/010708/07] (to be renamed Century Casinos Caledon (Proprietary) Limited or such other name as the Registrar of Companies may approve);

1.2.11 "control" of a shareholder includes, without limiting the generality of the term -
1.2.11.1 the beneficial ownership of the majority in number of the issued equity shares (or other equity interest) in the shareholder; or

1.2.11.2 the beneficial ownership of issued equity shares (or other equity interest) in the shareholder entitling the beneficial owner thereof to exercise less than a majority of the votes attaching to all the issued equity shares (or other equity interest) in the shareholder, where such voting power is sufficiently dominant relative to the spread of other shareholdings or other equity interest holdings in the shareholder that it does constitute de facto control of the shareholder; or

1.2.11.3 the right, through shareholding or otherwise, to control the composition of the board of directors (or other controlling body) of the shareholder and, without prejudice to the generality of the foregoing, the composition of such board (or other controlling body) shall be deemed to be so controlled if the person or entity holding the right may by the exercise of some power, directly or indirectly, appoint or remove the majority of the directors (or members of such other controlling body); or

1.2.11.4      the  right  to  control  the  management  of the  shareholder;  or

1.2.11.5 the ability to exercise a material influence over financial and/or trading policies of the shareholder;
1.2.12 "dispose" - sell, transfer, exchange, dispose of or otherwise alienate;

1.2.13 "Empowerco" - Overberg Empowerment Company Limited, a public company with limited liability duly incorporated in the Republic of South Africa with registration number;97/00328/06

1.2.14 "Hospitality" - Fortes King Hospitality (Proprietary) Limited, a private company with limited liability duly incorporated in
            the Republic     of   South     Africa    with    registration
            number [80/00096/07]

1.2.15 "hotel management agreement" - the written hotel management agreement dated [3 December 1999] concluded between Hospitality and the company;

1.2.16 "management" - the chairman and the managing director or chief executive officer, as the case may be, of the company and all senior managers reporting directly to them or either of them;

1.2.17 "ordinary shares" - ordinary par value shares of Rl each in the share capital of the company;

1.2.18      "ordinary  shareholders"  -  Century  and  COIL;
1.2.19 "parties" - Century, COIL, Empowerco, the trust and the company;

1.2.20 "preference shares" - preference par value shares of Rl each in the share capital of the company, having the rights and being subject to the terms and conditions set out in annexure A hereto;

1.2.21      "preference  shareholders"  -  Empowerco  and  the  trust;

1.2.22 "prime rate" - the publicly quoted annual prime/base rate of interest from time to time levied by the company's bankers on the unsecured overdrawn current accounts of its most favoured private sector corporate customers (which rate shall be evidenced by a certificate issued under the hand of any manager of that bank, whose appointment as such it shall not be necessary to prove), compounded monthly in arrears;

1.2.23 "PSGIB" - PSG Investment Bank Limited, registration number 1998/817396/06, a public company with limited liability duly incorporated in the Republic of South Africa;

1.2.24 "sale agreement" - the written sale of shares agreement to be concluded between CCI, COIL and the company contemporaneously with the conclusion of this agreement, pursuant to which CCI will acquire from COIL ordinary shares constituting 15% of all the issued ordinary shares in the issued share capital in the company, which shares CCI will subsequently transfer to Century;

1.2.25 "shareholders" - the registered members of the company bound by this agreement from time to time;

1.2.26 "shareholders claims" - all amounts of whatsoever nature and however arising owing by the company to a shareholder;

1.2.27 "signing date" - the date upon which this agreement is signed by the party signing last in time;

1.2.28      "suspensive conditions"  - the suspensive conditions set out in 3.1;

1.2.29 "trust" - The Overberg Community Trust, masters reference number [IT2086/98]

1.3 any reference to any statute,"regulation or other legislation shall be a reference to that statute, regulation or other legislation as at the signature date, and as amended or substituted from time to time;

1.4 if any provision in a definition is a substantive provision conferring a right or imposing an obligation on any party then, notwithstanding that it is only in a definition, effect shall be given to that provision as if it were a substantive provision in the body of this agreement;

1.5 where any term is defined within a particular clause other than this 1, that term shall bear the meaning ascribed to it in that clause wherever it is used in this agreement;

1.6 where any number of days is to be calculated from a particular day, such number shall. be calculated as excluding such particular day and commencing on the next day. If the last day of such number so calculated falls on a day which is not a business day, the last day shall be deemed to be the next succeeding day which is a business day;

1.7 any term which refers to a South African legal concept or process (for example, without limiting the foregoing, winding-up or curatorship) shall be deemed to include a reference to the equivalent or analogous concept or process in any other jurisdiction in which this agreement may apply or to the laws of which a party may be or become subject;

1.8 the use of the word "including" followed by a specific example/s shall not be construed as limiting the meaning of the general wording preceding it and the eiusdem generis rule shall not be applied in the interpretation of such general wording or such specific example/s. The terms of this agreement having been negotiated, the contra proferentem rule shall not be applied in the interpretation of this agreement.

2  -    INTRODUCTION

2.1       It  is  recorded  that  -


2.1.1 Century and COIL are, between them, the holders of all the issued ordinary shares in the share capital of the company; and

2.1.2 Empowerco and the trust are, between them, fhe holders of all the issued preference shares in the share capital of the company.

2.2       The  parties  accordingly  wish  to  regulate  -

2.2.1       the  governance  of  the  company;

2.2.2       the  structure  of  the  company;

2.2.3       the  financing  of  the  company;

2.2.4       the business  activities  of  the  company;  and

2.2.5 the relationship of the shareholders inter se as shareholders in the company.

3       SUSPENSIVE  CONDITIONS

3.1 This agreement, in its entirety, is subject to the suspensive conditions that -

            the sale agreement is concluded and becomes fully binding and unconditional on the parties thereto by virtue of the fulfillment or waiver, as the case may be, of all suspensive conditions to which it may be subject; and

3.2 Should the suspensive condition not be fulfilled or waived, as the case may be, then this agreement shall be of no further force or effect and -

3.2.1 to the extent that this agreement may have been partially implemented the parties shall be restored to the status quo ante; and

3.2.2 no party shall have any claim against any other arising out of or in connection with this agreement except as contemplated in this clause 3.
3.3 The parties shall use their respective best endeavours to procure the timeous fulfilment of the condition.

PART  11  -  THE  COMPANY
4       THE  COMPANY

        It  is  recorded  that,  as  at  the signing date, the company has  -

4.1 an authorised share capital of R4 000, consisting of 4 000 ordinary shares of which 4 000 ordinary shares are issued, and a further 200 preference shares of Rl.00 each which are in the process of being issued; and

4.2       a financial year ending on  the  last  day of December of each year.

5       GENERAL  COMPANY  AFFAIRS

5.1       The  parties  shall procure that, by no later than December 31, 2000 -

5.1.1 the company's name is changed to Century Casinos Caledon (Proprietary) Limited or such other name as the registrar of companies may approve; and

5.1.2 the company adopts new standard set articles of association, in the place and stead of its existing articles of association as soon as possible after the signing date

5.2 Until the company in general meeting determines otherwise -

5.2.1 save for the company's other commitments for the year 2000, the auditors shall be Grant Thornton Kessel Feinstein, auditors of Cape Town;

5.2.2 the company shall have its registered address at the auditor's main office in Cape Town; and

5.2.3 the secretary and public officer of the company shall be J Forbes.

6       MEMORANDUM  AND  ARTICLES  OF  ASSOCIATION

6.1 the extent that the provisions of the memorandum and articles of association of the company may conflict with or fail to record the provisions of this agreement -

6.1.1 any shareholder may require the memorandum and/or articles of association of the company to be amended accordingly; and

6.1.2 the shareholders shall vote in favour of all resolutions of the company necessary to amend the memorandum and/or articles of association of the company in terms of 6.1.1.

6.2 Without detracting from the provisions of 6.1, to the extent that the provisions of this agreement may conflict with the provisions of the company's memorandum and/or articles of association or any prior agreement between the shareholders regarding the subject matter of this agreement, the provisions of this agreement shall take precedence and shall be given effect to accordingly by the parties to the extent that it is legally possible.

7       OBJECT  OF  THE  COMPANY

7.1 The object of the company shall be to conduct the business on sound commercial terms.

PART  III  -  SHAREHOLDINGS


8       SHAREHOLDING

8.1 After implementation of the transactions set out in the sale agreement, the issued shares in the share capital of the company will beneficially be owned in the following proportions by the shareholders -

8.1.1       Century  -  65%  of  the  ordinary  shares;

8.1.2       COIL  -  35%  of  the  ordinary  shares;

8.1.3       Empowerco  -  50%  of  the  preference  shares;  and

8.1.4       the  trust  -  50%  of  the  preference  shares.

8.2       All  ordinary  shares  shall  rank pari passu in all respects.

8.3       All  preference  shares  shall  -

8.3.1       rank  pari  passu  in  all  respects;  and

8.3.2 have the rights, privileges and conditions set out in the company's articles of association, which rights, privileges and/or conditions may not be amended without the prior approval of the ordinary shareholders in general meeting.

8.4 It is recorded that, as at signature date, the value of the preference shares is their par value, being an aggregate amount of [R200].

8.5 All parties to this Shareholder Agreement agree and approve that CCI has the right to, transfer the shares acquired by it pursuant to the sale agreement to Century.

9      PRE-EMPTIVE  RIGHTS


9.1     The  ordinary  shareholders  shall  not  -
9.1.1 dispose of any of its ordinary shares in or claims against the company unless it (referred to in this clause as "the seller) first offers to sell such ordinary shares and an equivalent proportion of its claims against the company ("claims") to the other ordinary shareholder (referred to in this clause as "the offeree") save for a disposition to a company, trust or other entity that currently controls or is controlled by the seller.

9.1.2 save for the pledge and cession in favour of PSGIB in effect as at the signing date, be entitled to cede, pledge or otherwise encumber any shares in or claims against the company held by it from time to time without the prior written consent of the other ordinary shareholder.

9.2     No  preference  shareholder  shall  -

9.2.1 dispose of any of its preference shares in or claims against the company unless such shareholder (referred to in this clause as ("the seller") first offers to sell such preference shares and an equivalent proportion of its claims against the company ("claims") to the other preference shareholder (referred to in this clause as "the offeree");

9.2.2 be entitled to cede, pledge or otherwise encumber any shares in or claims against the company held by it from time to time without the prior written consent of the other shareholders.

9.3     The  seller's  offers  in  terms  of  9.1  or  9.2, as the case may be -

9.3.1     shall  be  in  writing  and  delivered  to  the  offeree;

9.3.2 shall be irrevocable and shall remain open for acceptance by the offeree for a period of thirty days after receipt;

9.3.3 shall specify the claims and the number of shares which the seller is offering to sell;

9.3.4     shall  be  accompanied,  where  applicable,  by  -

9.3.4.1 a written memorandum of the consideration as well as all of the other terms and conditions that have been offered to the seller orally; or

9.3.4.2     a  true  and  complete  copy of any written offer made to the seller
            (which sets out the consideration and all other terms and conditions of such offer),

          by any bona fide third party in respect of the shares in and the claims against the company which the seller wishes to accept, and which in either case must contain the name of the bona fide third party, and in the case where the bona fide third party is an agent, the name of his ultimate principal;

9.3.5 if there is a bona fide offer from a third party, be deemed to be for the consideration and subject to, mutatis mutandis, the terms and conditions set out in the memorandum or written offer referred to in 9.3.4;

9.3.6 subject to 9.2.1, shall, if there is no offer from a bona fide third party, state that fact as well as the consideration and full terms and conditions upon which the seller wishes to sell its shares in and claims against the company;

9.3.7     shall  be  subject  to  the  conditions  that  -

9.3.7.1 the seller's offer may be accepted by the offeree only on the basis that all of the shares and claims offered are to be purchased as one indivisible transaction;

9.3.7.2 unless the offer referred to in 9.3.4 or the seller's offer referred to in 9.3.6 provides to the contrary -

9.3.7.2.1 a written cession of the claims offered and accepted and delivery of the share certificates in respect of all the shares offered and accepted together with transfer forms in respect of all such shares duly completed in accordance with the articles of association of the company shall be made to the purchaser within seven days after acceptance of the seller's offer;

9.3.7.2.2 the consideration referred to in 9.3.5 or 9.3.6, as the case may be, shall be payable against delivery as set out in 9.3.7.2.1;

9.3.8     shall  not  be  subject  to  any  other  terms  or  conditions.

9.4 Should the offeree referred to in 9.2.1 not accept the seller's offer in terms of 9.2 in respect of all the preference shares and claims so offered, the seller shall offer such preference shares and claims to the ordinary shareholders in the proportion in which they hold ordinary shares in the issued ordinary share capital of the company at the time mutatis mutandis on the basis set out in 9.3 save that, any of the ordinary shareholders may accept an offer made in terms of the preference shares and claims in respect of a greater proportion of the preference shares and an equivalent proportion of the seller's claims offered than his pro rata share thereof, provided that such acceptance will only be effective in respect of the excess -

9.4.1 if and to the extent that the other ordinary shareholder accepts the offer in respect of a smaller proportion of the preference shares and claims than its respective pro rata entitlement; and

9.4.2 acceptance by both the ordinary shareholders together constitute acceptance for all the preference shares and claims offered,

        provided further that if acceptances in terms of this clause together constitute acceptances for more than the preference shares and claims offered, then the preference shares and claims offered shall be apportioned amongst the accepting ordinary shareholders in the proportions as near as may be to their existing ordinary shareholding in the company on the date of the seller's offer, but on the basis that no ordinary shareholder shall be obliged to purchase more preference shares and claims than the proportion of the preference shares and claims accepted by him;

9.5     Should  -

9.5.1 after such offer to the ordinary shareholders in terms of 9.4, the ordinary shareholders not accept such offer in respect of all the preference shares and claims so offered; or

9.5.2 the offeree referred to in 9.1.1 not accept the seller's offer in terms of 9.1 in respect of all the ordinary shares and claims so offered,

        the seller shall be entitled, subject to the remainder of the provisions of this clause 9, for a period of thirty days after the expiry of the time for last acceptance by the ordinary shareholders referred to in 9.4 or the offeree, as the case may be, to dispose of all the shares and claims included in the seller's offer to the bona fide third party whose offer was disclosed in the seller's offer referred to in 9.3 or, if the seller's said offer disclosed that there was no bona fide third party offeror in respect of the shares and the claims, then to any third party, provided that in either instance -

9.5.3 shares and the claims are transferred to the third party only at a price and on terms and conditions not more favourable to the purchaser than the price, terms and conditions set out in the seller's offer referred to in 9.3;

9.5.4 the third party offers to the shareholders in writing to be bound by the provisions of this agreement and any other existing shareholders' agreement relating to the company; and

9.5.5 the third party agrees to purchase all the shares and claims which were offered by the seller in terms of 9.1, and provided further that in the case of a sale to a third party whose identity had not yet been disclosed to the offeree and/or the remaining shareholders, the seller shall disclose the name of the proposed third party to the offeree if requested by the offeree within seven days after the commencement of the thirty day period referred to in this 9.5 and should the offeree within seven days after the identity of the third party was disclosed, require the seller by written request delivered to the seller to do so, the seller shall be obliged to offer the shares to the offeree again in terms of 9.1, 9.2, 9.3 and 9.4 provided that should the offeree not accept the seller's offer in respect of all shares and claims offered, the seller shall be entitled to sell the shares to the third party subject to the provision set out in this 9.4.

9.6 If all the shares and claims offered for sale by the seller are not sold to the third party within the thirty days referred to in 9.4, then the provisions of 9.1, 9.2, 9.3, 9.4 and this clause 9.6 shall again apply to the seller's shares and claims.

9.7 If the seller's offer in terms of 9.1 and 9.2 is accepted in accordance with the provisions of this clause, the seller hereby irrevocably authorises the offeree to sign any share transfer form on the sellers behalf for purposes of effecting due transfer to the offeree of the shares sold against payment of the purchase price.

9.8 Unless otherwise specified in the seller's offer, payment for shares and claims acquired in terms of this clause 9 shall be effected against delivery of a written cession of the claims and transfer of the shares so acquired.

10     COME-ALONG

10.1 Notwithstanding any provision to the contrary contained in this agreement, Century ("the disposer') may at any time give written notice to the other ordinary shareholder ("the recipient") to the effect that -

10.1.1 the disposer has received a written offer from a third party offering to purchase ordinary shares constituting the entire issued ordinary share capital of, and all of the shareholders' claims of ordinary shareholders against, the company on such terms as may be specified in such notice; and

10.1.2 the disposer's entire ordinary shareholding in the company and the disposer's shareholders' claims against the company are available for purchase by the recipient upon the terms so specified, mutatis mutandis in accordance with the applicable provisions of 9.

10.2 Should the recipient not purchase all of the ordinary shares and all of the shareholders' claims of the disposer in terms of 10.1.2 after receipt of the disposer's written notice contemplated in 1 0. 1, the disposer shall be entitled to sell all the ordinary shares and all the shareholders' claims of the ordinary shareholders in and against the company by way of written agreement entered into within sixty days after the expiry of the time for acceptance of the disposer's offer in terms of 10. l-, provided that -

10.2.1 the sale of shares ranking pari passu with each other shall be on the same basis irrespective of holders; and

10.2.2 such sale is to the third party offeror notified in the disposer's notice referred to in 10.1 and upon the terms and conditions not less favourable to the disposer and the recipient than were notified in such notice.

11    TAG  ALONG

11.1 Should Century ("the disposer") at any time receive a written offer from a bona fide third party (save for a disposition to a company, trust or other entity that currently controls or is controlled by the seller) offering to purchase so many of the disposer's ordinary shares as would constitute directly or indirectly a change in control in the company which the disposer intends to accept, the disposer shall be obliged to given written notice to the other ordinary shareholder ("the recipient") to the effect that the disposer has received such an offer which the disposer intends to accept for cash and upon such further terms as may be specified in such notice.

11.2 The disposer shall be obliged, if so notified in writing by the recipient within fifteen days of receipt of the written notice referred to in 11. 1, to attempt sell ordinary shares constituting the entire ordinary shareholding of the disposer and the recipient in the company and all shareholders' claims of the disposer and the recipient against the company by way of a written agreement to such third party, provided that -

11.2.1 the sale of ordinary shares ranking pari passu with each other shall be on the same basis irrespective of holder; and

11.2.2 such sale is to the third party offeror identified in the disposer's notice referred to in 11. 1 and upon terms and conditions not less favourable to the disposer and the recipient than were notified in such notice.

11.3 In the event of the entire issued ordinary share capital of the company being sold in terms of this clause 11, the purchaser of the shares and claims shall pay over the recipient's share of the purchase price to it within ten business days of receipt of the purchase consideration from the third party.

12    FORCED  SALES

12.1     Should  -

12.1.1 the entity or person controlling any shareholder as at the signing date for any reason whatsoever loose such control or cease to control that shareholder without the prior written approval of all the other shareholders (save for loosing control to another entity which is in fact controlled by that shareholder); or

12.1.2    any  shareholder  -

12.1.2.1 become subject to any provisional or final order for its liquidation, winding-up or judicial management or for any similar process to occur in respect of that shareholder; or

12.1.2.2 voluntarily, whether by way of members' resolution or otherwise, place itself in liquidation; or

12.1.2.3 adopt any resolution, whether in general meeting or otherwise, relating to its liquidation or winding-up; or

12.1.2.4 which is a trust, suffers any change in any of its trustees or beneficiaries (whether beneficiaries in respect of income or capital or both); or

12.1.2.5 and/or the entity or person controlling such shareholder, for any reason whatsoever, lose or forfeit the approval of any appropriate gaming authority required in relation to its involvement in the company, then the shareholder referred to in 12.1.1 or 12.1.2, as the case may be, ("offeror") shall be deemed to have offered to sell all the shares and the shareholder's claims held by it to the other shareholders of the company (on the basis that ordinary shares shall be offered only to the other ordinary shareholder and preference shares shall firstly be offered to the other preference shareholder and thereafter to the ordinary shareholders in proportion in which they hold ordinary shares in the issued share capital of the company mutatis mutandis as envisaged in 9.4) at a price equal to the fair market value thereof, with effect from the day on which the event referred to in 12.1.1 has taken place or the day prior to the day on which the event referred to in 12.1.2 has taken place, as the case may be.

12.2     A  deemed  offer  in  terms  of  12.1  -

12.2.1 shall be irrevocable and shall remain open for acceptance for a period of forty five days from the date on which the relevant offeree became aware of the deemed offer;

12.2.2     shall  be  subject  to  the  conditions  that  -

12.2.2.1 the relevant transfer must be approved by all appropriate gaming authorities;

12.2.2.2 a written cession of the claims offered and accepted and delivery of the share certificates in respect of all the shares offered and accepted together with transfer forms in respect of all such shares duly completed in accordance with the articles of association of the company shall be made to the offeree within seven days after acceptance of the offer;

12.2.2.3 the consideration shall be payable against delivery of the shares and claims as set out in 12.2.2.2;

12.2.2.4 the offer may be accepted only on the basis that all of the offeror's shares in and all of the offeror's claims against the company are to be purchased as one indivisible transaction; and

12.2.3     shall  not  be  subject  to  any  other  terms  or  conditions.

12.3 If any offeree acquires any shares in and claims against the company from the offeror in terms of this clause 12, the offeree shall use its best endeavours to procure the release of the offeror from all its obligations which the offeror may have in terms of or arising out of or in connection with any suretyship, guarantee, indemnity or other act of intercession given, made or entered into by the offeror on behalf of the company ("guarantees").

12.4     For  purposes  of  this  clause  12  -

12.4.1     "fair  market  value"  means  -

12.4.1.1 a price per share determined by a firm of independent auditors (acting as experts and not as arbitrators) agreed upon by the ordinary shareholders within fourteen days after the date of acceptance in terms of 12.2.1, whose decision shall be final and binding;

12.4.1.2 a price for the shareholder's claims equal to the book value thereof;

12.4.2 should the ordinary shareholders fail to agree upon an independent firm of auditors within fourteen days after the date of acceptance
           in terms of 12.2.1,    then  such  independent  firm  of  auditors
           shall be appointed by the chairman for the time being of the South African Institute of Chartered Accountants;

12.4.3 the independent firm of auditors shall, in determining the fair market value -

12.4.3.1 be obliged to call upon the shareholders to furnish it with their respective written suggestions as to what the proper method should be in valuing the shares, which written suggestions must be delivered to the independent firm of auditors within seven days after it has requested such suggestions, whereafter the independent firm of auditors shall decide upon the method to be applied;

12.4.3.2 have reference to the value of the shares in the open market on a going concern basis as between a willing purchaser and a willing seller;

12.4.4 all shareholders shall forthwith be informed of a valuation of the shares in and shareholder's claims against the company valued by the independent firm of auditors, who shall be obliged to specify in writing to the shareholders the basis of the valuation and the reasons therefor.

13          DILUTION

13.1 Subject to 17.2 and 17.3, the percentage of the total of the shareholders' loans to the company held by any ordinary shareholder shall at all times be equal to the percentage of the total issued ordinary shares of the company held by that shareholder.

13.2 Accordingly, should any ordinary shareholder ("defaulting party")at any time fail to contribute any capital or loans which it was obliged to contribute to the company as specified in this agreement or as otherwise agreed in writing, and remain in default for more than fifteen days after receipt of a written notice from any of the other ordinary shareholders or from the company calling upon the defaulting party to remedy that default, the ordinary shareholding in the company shall be adjusted as set out in this clause 13.

13.3 Any ordinary shareholder wishing to have the ordinary shareholding in the company adjusted as contemplated in 13.2 or the company, as the case may be, shall give written notice to the defaulting party that it requires the ordinary shareholding to be adjusted.

13.4 Within ten days after the date on which the notice was given in terms of 13.3, the company shall issue to all ordinary shareholders other than the defaulting party, at an issue price based on the fair market value of the company at such time (determined in the event of a dispute, mutatis mutandis, in accordance with 12.4) minus 10%, such number of ordinary shares in the company as will have the effect of adjusting the ordinary shareholding of the ordinary shareholders in the company to accord with the principles described in 13.1.

13.5 The ordinary shareholders shall vote in favour of all resolutions of the company and shall execute all such documents as may be required to bring about the implementation of 13.4, including, but not limited to, the creation of new share capital by the company to enable it to issue such further ordinary shares to the non-defaulting ordinary shareholders.

13.6 Notwithstanding anything contained herein once the valuation of the shares contemplated in this clause is complete, the defaulting party shall have the right within 3 days of such completion to elect rather to contribute the required capital or loan than be diluted in terms of this clause.

PART  IV  -  CORPORATE  GOVERNANCE

14       DIRECTORS  OF  THE  COMPANY

14.1 Until the ordinary shareholders otherwise resolve, the company shall have a maximum of ten directors of which -

14.1.1       Century  shall  be  entitled  to  appoint  six;

14.1.2       COIL  shall  be  entitled  to  appoint  two;

14.1.3       Empowerco  shall  be  entitled  to  appoint  one;  and

14.1.4       the  trust  shall  be  entitled  to  appoint  one.

14.2 Any shareholder shall be entitled, on notice to the company, to remove any director appointed by it and to appoint another director in his stead.

14.3 Each director shall be entitled, on notice to the secretary to the company and subject to the company obtaining all appropriate gaming authority approvals in this regard, to appoint an alternate director to act during his absence and in his stead.

14.4       Chairman  and  Vice  Chairman  of  the  board  -

14.4.1       The  chairman  of  the board shall be appointed  by  Century; and

14.4.2       shall  have  a  second  or  casting  vote.

14.4.3       A vice chairman  of  the  board  shall  be  appointed  by  COIL.

14.5 quorum for any directors' meeting of the company shall be all directors appointed by Century and all directors appointed by COIL, or their alternates, personally present.

14.6 Should a quorum not be present within thirty minutes after the time appointed for the' commencement of any meeting of the directors of the company, that meeting shall stand adjourned to the following day, at the same time and place, or such other day, time or place as the chairman of the meeting shall appoint. The adjourned meeting may only deal with matters which were on the agenda of the meeting which was adjourned.

14.7 Where a meeting has been adjourned as aforesaid, the company shall be obliged to inform the directors who are not present at the adjourned meeting of the time, date and place to which the meeting has been adjourned by giving written notice of such adjourned meeting to the directors in question.

14.8 If at any adjourned meeting the directors appointed by Century, or their alternates, are present and the directors appointed by COIL, or their alternates, are not, the directors present shall be a quorum. If at any adjourned meeting the directors appointed by Century, or their alternates, are not present, the meeting shall again stand adjourned to the following day, at the same time and place, or such other day, time or place as the chairman of the meeting shall appoint. The adjourned meeting may only deal with matters which were on the agenda of the meeting which was adjourned.

14.9 The directors present at the third adjournment of any meeting of the board shall be a quorum.

14.10 The board shall also meet at the written request of the majority in number of the directors, which request shall be delivered to the company.

14.11 Each of the shareholders shall procure that each director and each alternate director appointed by such shareholder shall upon his appointment furnish the company in writing with a postal address and facsimile number at which notice of meetings shall be given to him.

14.12 The company shall give notice to all its directors and alternate directors of all directors' meeting of the company at the address provided for in 14.11.

14.13 Seven clear days' notice shall be given of all meetings of the directors of the company unless the majority of the directors agree on a shorter period of notice.

14.14   Each  of  the  directors  or  his  alternate,  present  at a meeting -

14.14.1 appointed by Century shall have six votes divided by the number of directors present at the meeting appointed by Century;

14.14.2 appointed by each of COIL, Empowerco and the trust shall have one vote each.

14.15 Without limiting the discretion of the directors to regulate their meetings, the directors may confer by telephone, close circuit television or other electronic means or audio or audiovisual communication and a resolution passed at such a conference shall, notwithstanding that the directors are not present together in one place at the time of the conference, be deemed to have been passed at a meeting of the directors duly called and constituted on the day on which and at the time at which the conference was so held, it being agreed that the provisions of this agreement relating to meetings of directors shall apply mutatis mutandis to such conferences.

14.16 Resolutions signed in writing by a majority of the directors (after having been circulated to all the directors at the addresses referred to in 14.11) shall be as valid and effectual as if passed at a meeting of directors. The resolution may consist of several documents each signed by one or more director (or their alternates).

14.17 Should a deadlock arise at any meeting of the directors of the company, the matter in connection with which the deadlock arose shall immediately be referred for determination to an ordinary shareholders' meeting of the company which shall be convened immediately and the resolution of the ordinary shareholders of the company regarding the matter so referred shall be the decision of the company regarding that matter.
        A quorum for such a meeting shall include all the ordinary shareholders.

15     MEETINGS  OF  SHAREHOLDERS

15.1 A quorum for a general meeting of the company shall be the minimum number required by the Act, save that there shall be no quorum unless CCI or Century (for so long as they are shareholders in the company) and COIL (for so long as it is a shareholder in the company) are represented in person or by proxy at such meeting.

15.2 Should a quorum not be present within thirty minutes after the appointed time for a general meeting, the general meeting, if convened by or on a requisition of members, shall be dissolved and in any other case shall stand adjourned to the same day (of if that day is a Saturday, Sunday or public holiday the next business day), two weeks later at the same time and place and a quorum at the resumption of the general meeting shall be the minimum number required by the Act, save that there shall be no quorum unless CCI or Century
        (for so long as it is a shareholder in the company) is represented in person or by proxy at such meeting.

15.3 Subject to the provisions of the Act, all decisions taken at a meeting of shareholders shall be taken by majority vote.

PART  V  -  BUSINESS  OF  THE  COMPANY


16    CONDUCT  OF  THE  BUSINESS  OF  THE  COMPANY


16.1 It is recorded that the company has, prior to the signing date, concluded

16.1.1     a  written  casino  management  agreement  with Century;  and

16.1.2 a written hotel management agreement with Hospitality, and that such management agreements shall remain in full force and effect according to their tenor. No changes, cancellations, other amendments, suspension or any other decision affecting these agreements shall be made save for under the breach clauses without the joint consent of Century and COIL. It is the understanding of Century and COIL that the hotel management agreement includes all hotel and accommodation on the resort as well as food & beverage activities within the accommodation, or hotel and casino and this cannot be managed by any third party.

16.2 The day to day affairs of the company not managed in terms of the management agreements referred to in 16.1 shall be controlled by the board.

17    FUNDING  REQUIREMENTS  OF  THE  COMPANY

17.1 It is recorded that, as at the signing date and taking into account this transaction and excluding any sundry loan accounts or interest paid or due and payable on any loan accounts

17.1.1 Century has made working capital loan funding available to the company in the form of a shareholders' loan in an amount of R19 500 000 and

17.1.2 COIL has made working capital loan funding available to the company in the form of a shareholders' loan in an amount of
           R10  500  000

17.2 All additional funding required by the company in respect of its activities or for purposes of developing its business or funding any other working capital requirement, as determined by the board from time to time, shall be provided, unless the board determines otherwise, by way of own funding contributed by the ordinary shareholders, whether in the form of loans by the ordinary shareholders to the company in the proportion of their ordinary shareholding in the company or by way of further ordinary share capital subscribed for by the ordinary shareholders. It is recorded that it is not Century's intention to require additional funding to be contributed primarily in order to dilute COIL.

17.3     Should  the  company  be  financed  by  loans  from  the   ordinary
         shareholders  referred  to  in  17.2,  such  loans  shall  -

17.3.1 be made by the ordinary shareholders simultaneously (in proportion to their respective ordinary shareholding in the company at the time);

17.3.2     be  unsecured;

17.3.3 shall bear interest at such rate and calculated and payable at such intervals as may from time to time be determined by the board provided that the rate of interest payable to one ordinary shareholder shall at all times be the same as the rate of interest payable to the other ordinary shareholder;

17.3.4 only be repayable when the board so resolves and then only on the basis that the ordinary shareholders are repaid simultaneously and proportionally; and

17.3.5 be repaid on the granting of an order (whether provisional or final) of liquidation or judicial management of the company.

17.4 Notwithstanding anything to the contrary contained in this agreement, no suretyship, financial guarantee or indemnity shall be required to be given by any shareholder of the company without the shareholder's prior written agreement.

17.5 If any suretyship, financial guarantee or indemnity is given by a shareholder on behalf of the company for the purposes of any obligation of the company, then the shareholders shall endeavour to procure that such suretyship, financial guarantee or indemnity be given by the shareholders severally in proportion to their shareholding in the company.
17.6 In the event of any shareholder nevertheless giving a suretyship, financial guarantee or indemnity to anybody jointly and severally with the consent of the other shareholders in accordance with the provisions of this clause 17, the shareholders shall be liable under any such suretyship, financial guarantee or indemnity as between each other in proportion to their shareholding in the company at the time of giving the suretyship, financial guarantee or indemnity, irrespective of the terms of that suretyship, financial guarantee or indemnity.

18     BASIS  OF  ACCOUNTING  FOR  THE  CASINO  BUSINESS

       The basis of accounting for the casino business for the sole purpose of determining the profits available for distribution to the preference shareholders and the amount to be distributed to the preference shareholders are set out in annexure C hereto, which annexure shall not be exhaustive.

PART  VI  -  GENERAL

19     CESSION

       No party to this agreement shall cede, assign, transfer, encumber or delegate any of their rights in terms of this agreement without the consent of the other parties.

20     PERFORMANCE

       The parties shall do all acts and sign all such documents as may be required from time to time in order to implement and carry out the terms and conditions of this agreement.

21     ARBITRATION

21.1     Should  any  dispute  arise  between  the  parties in connection with -

21.1.1     the  formation  or  existence  of;

21.1.2     the  implementation  of;

21.1.3     the  interpretation  or  application  of  the  provisions  of;

21.1.4 the parties' respective rights and obligations in terms of or arising out of, or the breach or termination of;

21.1.5 the validity, enforceability, rectification, termination or cancellation, whether in whole or in part of;

21.1.6 any documents furnished by the parties pursuant to the provisions of, this agreement or which relates in any way to any matter affecting the interests of the parties in terms of this agreement, that dispute shall, unless resolved amongst the parties to the dispute, be referred to and be determined by arbitration in terms of this clause.
21.2 Any party to this agreement may demand that a dispute be determined in terms of this clause by written notice given to the other parties.

21.3 This clause shall not preclude any party from obtaining interim relief on an urgent basis from a court of competent jurisdiction pending the decision of the arbitrator.

21.4     The  arbitration  shall  be  held  -

21.4.1 at Cape Town or such other place as the parties to the dispute may agree upon in writing;

21.4.2 with only the legal and other representatives of the parties to the dispute present thereat;

21.4.3 mutatis mutandis in accordance with the provisions of the Supreme Court Act, No. 59 of 1959, the rules made in terms of that act and the practice of the division of the High Court referred to in 21.9;

21.4.4 otherwise in terms of the Arbitration Act, No. 42 of 1965, it being the intention that the arbitration shall be held and completed as soon as possible.

21.5     The  arbitrator shall be, if the matter in dispute is principally -

21.5.1 a legal matter, a practising advocate or attorney of Cape Town of at least fifteen years' standing;

21.5.2 an accounting matter, a practising chartered accountant of Cape Town of at least fifteen years' standing;

21.5.3     any  other  matter,  any  independent  person,

                 agreed upon between the parties to the dispute.

21.6 Should the parties to the dispute fail to agree whether the dispute is principally a legal, accounting or other matter within seven days after the arbitration was demanded, the matter shall be deemed to be a legal matter.

21.7 Should the parties fail to agree on an arbitrator within fourteen days after the giving of notice in terms of 21.2, the arbitrator shall be appointed at the request of either party to the dispute by the President for the time being of the Law Society of the Cape of Good Hope according to the provisions of 21.5.

21.8 The decision of the arbitrator shall be final and binding on the parties to the dispute and may be made an order of the court referred to in 21.9 at the instance of any of the parties to the dispute.

21.9 The parties hereby consent to the jurisdiction of the High Court of South Africa (Cape Provincial Division) in respect of the proceedings referred to in 21.4.

21.10 The parties agree to keep the arbitration including the subject-matter of the arbitration and the evidence heard during the arbitration confidential and not to disclose it to anyone except for purposes of an order to be made in terms of 21.8.

21.11    The  provisions  of  this  clause  -

21.11.1 constitute an irrevocable consent by the parties to any proceedings in terms hereof and no party shall be entitled to withdraw there from or claim at any such proceedings that it is not bound by such provisions;

21.11.2 are severable from the rest of this agreement and shall remain in effect despite the termination of or invalidity for any reason of this agreement.

22     DOMICILIUM  AND  NOTICES

22.1 The parties choose domicilium citandi et executandi ("domicilium") for all purposes relating to this agreement, including the giving of any notice, the payment of any sum, the serving of any process, as follows -

22.1.1     Century  and  physical                         1  nerina  street
           the  company                                       Caledon  7230

           facsimile                                             0282122773

22.1.2     COIL  physical     -                           64  Kloof  Street
                                                                    Gardens
                                                                 Cape  Town

           facsimile     -     021  423  4407

22.1.3     Empowerco  physical     -

           facsimile     -                                                0


22.1.4     the  Trust  physical     -


           facsimile     -

22.2 Any party shall be entitled from time to time, by giving written notice to the others, to vary its physical domicilium to any other physical address (not being a post office box or poste restante) within the Republic of South Africa and to vary its facsimile domicilium to any other facsimile number.

22.3 Any notice given or payment made by any party to another ("addressee") which is delivered by hand between the hours of 09:00 and 17:00 on any business day to the addressee's physical domicilium for the time being shall be deemed to have been received by the addressee at the time of delivery.

22.4 Any notice given by any party to another which is successfully transmitted by facsimile to the addressee's facsimile domicilium for the time being shall be deemed (unless the contrary is proved by the addressee) to have been received by the addressee on the day immediately-succeeding the date of successful transmission thereof.

22.5 This 22 shall not operate so as to invalidate the giving or receipt of any written notice which is actually received by the addressee other than by a method referred to in this 22.

22.6 Any notice in terms of or in connection with this agreement shall be valid and effective only if in writing and if received or deemed to be received by the addressee.

23     GENERAL

23.1 This agreement novates and replaces all written shareholder agreements concluded between the company, COIL, Century, Century Casinos Inc., Caledon Hotel Spa and Casino Resort (Proprietary) Limited, Fortes King Hospitality (Proprietary) Limited, Overberger Country Hotel and Spa (Proprietary) Limited and the Senator Trust.

23.2 This agreement constitutes the sole record of the agreement between the parties in relation to the subject matter hereof. Neither party shall be bound by any express, tacit or implied term, representation, warranty, promise or the like not recorded herein. This agreement supersedes and replaces all prior commitments, undertakings or representations, whether oral or written, between the parties in respect of the subject matter hereof.

23.3 No addition to, variation, novation or agreed cancellation of any provision of this agreement shall be binding upon the parties unless reduced to writing and signed by or on behalf of the parties.

23.4 No indulgence or extension of time which either party may grant to the other shall constitute a waiver of or, whether by estoppel or otherwise, limit any of the existing or future rights of the grantor in terms hereof, save in the event and to the extent that the grantor has signed a written document expressly waiving or limiting such right.

23.5 Without prejudice to any other provision of this agreement, any successor-in-title, including any executor, heir, liquidator, judicial manager, curator or trustee, of either party shall be bound by this agreement.

23.6 The signature by either party of a counterpart of this agreement shall be as effective as if that party had signed the same document as the other party.

24     DIVIDEND  POLICY

       The ordinary shareholders shall procure that in respect of each financial year the company declares and pays a dividend equal to not less than 1/3 of the after tax profits of the company.
       Notwithstanding the above no such dividend shall be declared to the extent that any such declaration or payment will;

24.1     cause  the  company  to  borrow  money  to  effect  such  payment;

24.2 prevent the company from paying any of its debts as they may become due and payable in the ordinary course of business as well ensuring that it has sufficient funds for capital expenditure requirements and any developmental plans;
24.3 will be declared to the extent that the auditors of the company certify that such dividend and payment is contrary to sound business practice having regard to the financial position of the company.


25.1     GOVERNING  LAW  AND  JURISDICTION

25.1 This agreement shall in all respects (including its existence, validity, interpretation, implementation, termination and enforcement) be governed by the law of the Republic of South Africa which is applicable to agreements executed and wholly performed within the Republic of South Africa.

25.2 The parties hereby consent and submit to the' jurisdiction of the Cape Provincial Division of the High Court of the Republic of South Africa in respect of any dispute or claim arising out of or in connection with this agreement.

26     LEGAL  COSTS

       Each party shall bear and pay its own legal and other costs in respect of drafting, preparing and implementing this agreement.


Signed  at Caledon                  on 4th November                    2000

                                   for  Century  Casinos  Africa (Pty) Ltd.

                                   /s/Peter Hoetzinger


                                    who  warrants  that  he  is  duly
                                    authorised  hereto

Signed  at                         on                                  2000

                                   for     Caledon  Overberg  Investments
                                   (Proprietary)  Limited




                                   who  warrants  that  he  is  duly
                                   authorised  hereto


Signed  at                         on                                  2000

                                   for     Overberg  Empowerment  Company
                                   Limited




                                   who  warrants  that  he  is  duly
                                   authorised  hereto


Signed  at                         on                                  2000

                                   for     Overberg  Community  Trust
                                   who  warrants  that  he  is  duly
                                   authorised  hereto


Signed  at Caledon                 on 4th November                     2000

                                   for     Caledon  Casino  Bid  Company
                                   (Proprietary)  Limited

                                   /s/Kevin King


                                   who  warrants  that  he  is  duly
                                   authorised  hereto

We, Century Casinos Inc., Caledon Hotel Spa and Casino Resort (Proprietary) Limited, Fortes King Hospitality (Proprietary) Limited, Overberger Country Hotel and Spa (Proprietary) Limited and the Senator Trust, hereby agree and consent to clause 23.1 of this agreement.



Signed  at Caledon                 on 4th November                    2000

                                   for  Century  Casinos  Inc.

                                   /s/Peter Hoetzinger

                                   who  warrants  that  he  is  duly
                                   authorised  hereto


Signed  at Caledon                on 4th November                    2000

                                   for  Caledon  Hotel  Spa  and  Casino
                                   Resort  (Proprietary)  Limited

                                   /s/Leon Fortes


                                   who  warrants  that  he  is  duly
                                   authorised  hereto

Signed  at Caledon                on 4th November                    2000


                                   for Fortes King Hospitality
                                   (Proprietary) Limited

                                    /s/Leon Fortes


                                   who   warrants  that he is duly
                                   authorised  hereto

Signed  at Caledon                on 4th November                    2000

                                   for  Senator  Trust

                                   /s/Leon Fortes


                                   who  warrants that he  is  duly
                                   authorised  hereto


Signed  at Caledon                on 4th November                    2000

                                   for     Overberger  Country  Hotel
                                   and  Spa  (Proprietary)  Limited

                                   /s/Leon Fortes


                                   who  warrants  that  he  is  duly
                                   authorised  hereto

ANNEXURE
PREFERENCE  SHARES
98.1 The following rights, privileges and conditions shall apply to the preference shares (which for the avoidance of doubt shall not be cumulative) having a par value of R1 each ("preference shares") in the capital of the company -

98.1.1 Each preference share shall confer on the holder the right to receive by way of dividend in respect of each financial year of the company 0.1% (one tenth of one per cent) of the after tax profits directly attributable to the Caledon casino business in that year and prior to the payment of interest or capital on shareholders' loans (other than shareholders loans provided in respect of the casino business), subject to, as determined by the directors of the company in their sole and absolute discretion, any working capital, capital expenditure requirements, loan obligations and liabilities, attributable to the casino business and after taking into account the amount of STC payable in relation to the dividends on the preference shares and distributable reserves of the casino business. The dividend (if any) shall be payable within 3 months after the financial statements of the company have been audited and signed by the directors of the company.

98.1.2 Should the casino business be wound up, each preference share shall confer the right on the holder to receive out of funds which may lawfully be applied for that purpose, in priority to the holders of all other classes of shares in the share capital of the company, 0.1% (one tenth of one per cent) of any surplus directly attributable to the casino business available for distribution after payment of ail other liabilities attributable to such casino business.

98.1.3 Save as set out herein, the holders of the preference shares shall not be entitled to participate in the profits of the company or any dividend payable on the winding-up of the company.

98.1.4 The preference shareholders shall have the right to attend general meetings and adjourned meetings of the company but shall not, save in circumstances envisaged in section 194, of the Company's Act 1973, have the right to vote at any such meeting.

98.1.5 Should any preference shareholder wish to dispose of its shares, it shall be required to do so in accordance with the pre-emptive rights provisions contained in the articles of association of the company

98.1.6 The terms of the preference shares may not be modified, altered, varied, added or abrogated.

98.1.7 The preference shares shall not be redeemable except by agreement between the company and the holders of the preference share willing to have them redeemed.

98.2 The basis of accounting for the casino business of the company for the sole purpose of determining the profits available for distribution to the preference shareholders and the amount to be distributed to the preference shareholders as set out in Annexure hereto

BASIS OF ACCOUNTING FOR THE CASINO BUSINESS OF THE COMPANY FOR THE SOLE PURPOSE OF DETERMINING THE PROFITS AVAILABLE FOR DISTRIBUTION TO THE PREFERENCE SHAREHOLDERS AND THE AMOUNT TO BE DISTRIBUTED TO THE PREFERENCE SHAREHOLDERS

1.    Definitions

      The following words and expressions shall bear the meanings assigned to them below and cognate words and/or expressions shall bear corresponding meanings:

  1.1 "the casino business" means the casino business owned by the company excluding, without limitation, the hotel, health spa, tourist village which will be owned by the company;

  1.2 "the preference shareholders" and "minority shareholders" means Overberg Empowerment Company Ltd ("Empowerco"), and The Overberg Community Trust ("the Trust");

  1.3 "the remaining company business" means the business of the company but excluding the casino business;

  1.4 "the Trust" means the Trustees for the time being of the Overberg Community Trust;

2.     Books  of  account

  2.1 The company shall maintain separate books of account for the casino business. The casino business will be accounted for as a branch of the company with "branch accounting" being used.

  2.2 The branch accounts of the casino business ("branch accounts") will be used to determine the profits available for distribution to the minority shareholders.

3.     Casino  branch  capital  and  undistributed  profits

  3.1  The casino business will have an initial branch capital of R2,5 million.

  3.2 The cumulative branch profits of the casino business which have not been distributed, whether by way of dividend to the minority shareholders or by transfer to the remaining company business, will be included as "retained undistributed profits" in the branch accounts.

4.   Finance  for  casino  business

     Any finance obtained by the company (including for the avoidance of doubt, shareholders' loans which is related to the operation of the casino business will be allocated directly to the casino business. The interest and other costs and capital repayments of such finance will be met by the casino business prior to the distribution of dividends to minority shareholders.

5    Branch  fixed  assets

     All fixed assets directly relating to the casino business (for the avoidance of doubt, excluding the casino premises which will be an asset of the remaining company business), will be included within the books of account of the casino business. Similarly all liabilities directly attributable to the casino business shall be recorded as such in the branch accounts and shall be taken into account in determining the profits of the casino business available for distribution.

6.   Bank  accounts  and  working  capital

  6.1  Separate  bank  accounts  will  be  maintained  for the casino business.

  6.2 Surplus funds generated by the casino business will either be placed on deposit with approved banking institutions or may be lent to the remaining company business on terms and conditions as to the repayment of capital and interest only which reflect an arm's length basis.

  6.3 If any working capital facilities are arranged by the remaining company business for the casino business, the casino business will be charged with the cost of providing those facilities.

  6.4 If any working capital is provided by the remaining company business to the casino business, the casino business will be charged for these funds on an arm's length basis and will be required to repay such working capital together with interest prior to any payments of dividends to the minority shareholders.

7.     Services  provided  by  the  remainder

  7.1 Where services are provided to the casino business by the remaining company business, a charge will be made to the casino business on an arm's length basis. Such services include but are not limited to the provision of the casino premises and central resort services and the basis of these charges is set out below.

  7.2 Rent for the casino premises shall be based on the aggregate of cost of the casino premises to the company and the premises leased to the Trust, commencing at 20% of cost and escalating at 9% per annum. The casino business shall bear all costs attributable to such premises including but not limited to maintenance, repairs, insurance and the like.

  7.3 Central resort services and other shared services'shall be based on the actual cost of providing the services which will be allocated on a basis that reflects usage.

  7.4 The cost of any other services provided by the remaining company business shall be charged to the casino business on an arm's length basis.

8.     Costs  and  income  of  the  casino  operation

       It is intended that all costs and all income directly relating to the casino business should be reflected in the branch accounts.

9.     Taxation

       For the purposes of the branch accounts, the taxation charge relating to the casino business will be calculated as if the casino business is a stand alone company. STC relating to the payment of dividends to the minority shareholders will be charged to the minority shareholders' portion of the casino business. Payments of income tax (including advance payments of taxation) attributable to the casino business will be charged to the casino business on the dates that the payments are or would have been made to the authorities.

10.    Basis  of  preparation  of  branch  accounts

       The accounts of the casino business should be prepared using the same accounting policies as used by the company in its statutory accounts and the manner of their application thereof, subject to any differences which arise from the intra-company transactions which will be eliminated on the preparation of the company's statutory accounts (e.g. the intra-company charges for central services and rent).

11.    Branch  accounts  to  be  prepared  annually

       The branch accounts prepared at the financial year end of the company will be prepared using an equivalent format, mutatis mutandis, to that used for the statutory accounts of the company. In particular, the branch accounts will include a profit and loss account, a balance sheet, a statement of source and application of funds and a statement of the planned capital expenditure over the next two years. The branch accounts will be sent to the minority shareholders. The costs of the branch accounts shall be borne by the casino business.

12.    Basis  of  determination  of the distribution to be made from the branch

       On the basis of the position shown in those branch accounts, the directors of the company will determine in their sole and absolute discretion the amount which can property be distributed from the after-tax profits shown in the branch accounts, having regard to any working capital, capital expenditure requirements, loan obligations and liabilities of the casino business and after taking account of the secondary tax payable in relation to the preference dividends and the distributable reserves within the company. Notwithstanding the aforegoing the directors shall in determining such distribution have regard to the fact that the tax reflected in the branch accounts may be more than the amount actually payable by the company as a consequence of any losses incurred by the remaining business.

13.    Transfer  OF  Reserves  to  the  remaining  company  business

       Simultaneously with the distribution of dividends to minority shareholders, the balance of the after tax profits determined by the directors of the company as available for distribution shall be transferred to the remaining company business.

14.   Preparation  of  final  branch  accounts

      In the event that the company were to lose its casino license, final accounts would be prepared for the branch which would inter alia record the profit/loss arising on the disposal of the fixed assets.